FFTW Funds, Inc.
International Portfolio Prospectus - Advisor Class dated April 30, 2005
Supplement dated October 20, 2005

Effective September 26, 2005, Richard Williams has assumed sole responsibility for managing the International Portfolio. The following information replaces Portfolio Manager disclosure for the International Portfolio in the section entitled “PORTFOLIO MANAGERS” on page 9 of the Prospectus:

RICHARD WILLIAMS, CO-CHIEF INVESTMENT OFFICER, PORTFOLIO MANAGER. Mr. Williams, a Managing Director, has responsibility for management of the International Portfolio. He joined FFTW in 1995. In his role as co-Chief Investment Officer, Mr. Williams chairs the Investment Strategy Group, which determines the investment strategy and sector allocations for all portfolios under the firm’s management. His primary portfolio responsibility is for global bond portfolios with an emphasis on interest rates. Mr. Williams joined FFTW from Deutsche Bank, where he worked as an analyst in the fixed income research department for two years. Mr. Williams has a MA in mathematics from Lincoln College, Oxford University, and completed an MBA from City University Business School while at FFTW. He is a Fellow of the Institute of Actuaries and has lectured in Finance at Moscow State University.